The Yacktman Funds, Inc.

January 30, 2012

Supplement to the Statement of Additional Information
dated April 30, 2011

Redemptions

The section of the Statement of Additional Information labeled “Redemptions” is supplemented by adding the following information:

“The Yacktman Fund and The Yacktman Focused Fund have granted authority to the Funds’ investment adviser, Yacktman Asset Management Co., to waive the redemption fee at its sole discretion where the adviser believes such waiver is in the best interests of the Funds.  While the investment adviser has been granted sole discretion by the Funds to waive the redemption fee, the adviser will consult with the Funds’ Chief Compliance Officer prior to the adviser authorizing any such waivers.”

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The date of this Supplement is January 30, 2012.

Please retain this Supplement for future reference.